SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	[ ]

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[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under §240.14a-12

The GoodHaven Funds Trust
(Name of Registrant as Specified In Its Charter)

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Questions and Answers	1

Proxy Materials

April 6, 2016

To Our Fellow Shareholders in the GoodHaven Fund (the “Fund”):

On March 28, 2016, Fund shareholders approved the reorganization of the Fund to a new stand-alone trust (the “GoodHaven Funds Trust” or the “New Trust”) via a proxy solicitation (the “Reorg Proxy”) and plan of reorganization.  We appreciate your confidence and believe this was an important step forward for the Fund and our fellow shareholders.

In a separate vote, we are now asking you to elect the Board of Trustees of the New Trust at a special meeting of the shareholders of the Fund to be held on May 10, 2016.  The proposed Trustees of our new Board are the same people who have served as Trustees of the New Trust since inception and whose biographies were included in the Reorg Proxy.  The accompanying new proxy statement includes Trustee information for a second time and asks you to approve the election of the Trustees.

For our fellow shareholders who are curious as to why this vote was not included in the Reorg Proxy, the reason is fairly simple.  The staff of the Securities and Exchange Commission (the “Staff”), which reviews and comments on preliminary proxy statements before they may be declared effective and voting may begin, did not raise the issue of whether a separate vote to approve Trustees was necessary prior to the expiration of the comment period.  The Reorg Proxy was then mailed and voting began.  After solicitation was well underway, the Staff informed us of its determination and view that the New Trust is a successor to the Professionally Managed Portfolios trust and that accordingly the public shareholders of the GoodHaven Fund should vote on the new Board of Trustees.

Neither we nor Fund Counsel concur with the Staff’s determination, which does not appear to be in accordance with long-established industry practices regarding reorganizations from a multi-series trust to a stand-alone trust.  However, we have concluded that it is not worth the time, effort, or cost to dispute the matter and accordingly we are conducting a second vote to satisfy the Staff.

So please vote online, call the proxy agent, or return your proxy by mail.  All costs of both solicitations are being paid by the Fund’s advisor, GoodHaven Capital Management, and will not cost the Fund a single penny.  Please take a moment to vote at your earliest convenience.

As always, we are available to answer any questions you may have.

With thanks and appreciation for your confidence,

/s/ Keith Trauner	/s/ Larry Pitkowsky
Keith Trauner Chairman	Larry Pitkowsky President

Questions and Answers	2

PLEASE CAST YOUR VOTE NOW!

GoodHaven Fund
A Series of The GoodHaven Funds Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, WI 53201-0701
1-855-OK-GOODX or 1-855-654-6639

This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.  The proposal has been carefully reviewed by the Board of Trustees.  The Trustees, a majority of whom are not affiliated with the Fund’s investment adviser, GoodHaven Capital Management, LLC (“GoodHaven” or the “Advisor”), are responsible for protecting your interests as a shareholder.  The Trustees recommend that you vote FOR the proposal.

The questions and answers on the next pages are provided to assist you in understanding the proposal.  The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy.  Everything you need is enclosed.  You may vote online using the control number found on your proxy card(s) and by following the online instructions or cast your vote via touch-tone telephone or by completing the proxy card(s) enclosed in this package.  For voting by telephone, simply call the toll-free number and follow the recorded instructions.   If you are returning your proxy by mail, please be sure to sign each card before mailing it in the postage-paid envelope.

If you should have any questions regarding the proposal, or to quickly vote your shares, please call AST Fund Solutions, our proxy solicitor, toll-free at (866) 864-4940.  Thank you for your participation in this important initiative.

Questions and Answers	3

Important Information to Help You
Understand and Vote on the Proposal

Q & A: QUESTIONS AND ANSWERS

By its very nature, the following “Questions and Answers” section is a brief overview of the proposal to be voted upon and is not intended to be as detailed as the discussion found later in the proxy materials.  For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).  Please read the full text of the Proxy Statement.

What am I being asked to vote on?

You are being asked to vote for the election of the Trustees of The GoodHaven Funds Trust (the “New Trust”), whose sole existing series fund is the GoodHaven Fund.  If shareholders vote in favor of the proposal, the existing Board of Trustees of the New Trust will not change.  The existing Board of Trustees includes Richard A. Conn Jr., Bruce A. Eatroff, Steven H. Tishman, Larry Pitkowsky and Keith Trauner, who were elected by the Fund’s initial shareholder, Larry Pitkowsky, on February 19, 2016.  Current Fund shareholders did not participate in this election of Trustees as it occurred on a date when the New Trust had no public shareholders.

Why was this vote not included in the Reorganization Proxy recently approved by shareholders?

Shareholders of the GoodHaven Fund recently voted to approve a tax-free plan of reorganization pursuant to a proxy statement  (the “Reorg Proxy”) and Plan of Reorganization (the “Reorg Plan”) prepared and distributed by the Professionally Managed Portfolios trust (“PMP” or the “Old Trust”), which resulted in the GoodHaven Fund being reorganized into the New Trust from the Old Trust effective March 30, 2016.

Customarily, when a Fund exits a multi-series trust and comes under the umbrella of a newly-formed trust, the board of trustees of the newly-formed trust, which has no public shareholders, is elected by the initial shareholder of that trust.  Following approval of a plan of reorganization by a fund’s shareholders pursuant to a proxy vote, that fund is reorganized out of the multi-series trust and into the newly-formed trust under a new board of trustees.

After the formation of the New Trust pursuant to this standard industry approach, PMP prepared a preliminary proxy statement that was submitted in the ordinary course of business to the staff of the Securities and Exchange Commission (the “Staff”) for review and comment prior to being mailed to shareholders.  Following the expiration of the comment period, the effective date of the Reorg Proxy, the mailing of proxies to shareholders, and after voting was underway, the Staff contacted the New Trust and expressed its determination and view that the New Trust was a successor to the Old Trust, that the effect of the Reorg Plan was a change in the Board of Trustees without a vote of the shareholders of the Old Trust, and that public shareholders should be given the opportunity to vote to elect Trustees in a timely manner, even if there were no public shareholders of the New Trust when it was legally formed.  Had the Staff commented to this effect during the comment period of the Reorg Proxy, such a vote would likely have been included as part of the Plan of Reorganization.  Satisfying the Staff’s concerns now requires conducting a second vote of shareholders to elect the Trustees.

Both management of the New Trust and Fund Counsel do not concur with the Staff’s determination given the nature of the reorganization and its approval by shareholders, the vote of the Old Trust Board of Trustees to approve the Plan of Reorganization, the unchallenged experience and qualifications of our Trustees, the inclusion of Trustee biographies in the Reorg Proxy already approved by shareholders, and common practices involved in the formation and reorganization of mutual fund trusts in the mutual fund industry partly described above.  However, they believe that it is in the interests of all parties to submit the election of Trustees to shareholders to satisfy the Staff’s concerns and to avoid the time, effort, and cost to dispute the matter.

Questions and Answers	4

What is the affiliation between the Board and GoodHaven?

The GoodHaven Fund was originally formed by Larry Pitkowsky and Keith Trauner, the co-founders of GoodHaven Capital Management, LLC, a registered investment advisor (“GoodHaven” or the “Advisor”).  It should be noted that the principals of GoodHaven, elected to use the Old Trust as a convenient and cost-efficient way to start the Fund.  However, from the beginning, the principals of GoodHaven indicated to the service providers of the Old Trust that their eventual plans included a stand-alone trust for the Fund.  It should also be noted that Larry Pitkowsky and Keith Trauner (including related family entities) are among the largest individual shareholders of the GoodHaven Fund, each has a seven-figure investment in the Fund, and from inception to the date of this proxy, neither has sold a single share of the Fund.

The current Board of Trustees is composed of five Trustees, a majority of which are “Independent Trustees” (who are not affiliated with GoodHaven, its principals or other service providers to the New Trust in a way that would render them “interested persons” of the New Trust within the meaning of the Investment Company Act of 1940 (the “Investment Company Act”)).  There are three Independent Trustees and two “Interested Trustees” who are the principals of GoodHaven as well as significant shareholders of the GoodHaven Fund.  Having the principals of the Advisor as Interested Trustees may represent a conflict of interest.  However, following the election of the Trustees described in this Proxy Statement, the New Trust would continue to have a majority of Independent Trustees, with three Independent Trustees and two Interested Trustees serving on the Board.

What is the recommendation of the Board of Trustees?

At a Board meeting held on March 23, 2016, the Board of Trustees recommended that shareholders vote to approve the election of all five previously elected nominees first elected by the Fund’s initial shareholder.  If shareholders approve the proposal, no Trustees will change.  The current Trustees are Richard A. Conn Jr., Bruce A. Eatroff, Steven H. Tishman, Larry Pitkowsky and Keith Trauner.

Who are the Trustees whose election shareholders are being asked to approve and what are their qualifications?

Mr. Conn, an Independent Trustee, is the Managing Partner of Innovate Partners LLC, a private equity and venture capital firm focused on investing in early-stage consumer and technology businesses, and of Eurasia Advisors LLC, an international advisory firm focusing on Russia and the Ukraine and has been in these positions since 2009.  He practiced international corporate law and litigation as an equity partner with Latham & Watkins, founding that firm’s Moscow office in 1992, and served as President of the Moscow based Foreign Bar Association from 1992-1995 and from 2003-2007.  He advised the Yeltsin government on legal restructuring and is a co-author of Collier Labor Law and the Bankruptcy Code.  He lectures at Columbia University, consults with the U.S. government regarding Commonwealth of Independent States matters (also known as the former Soviet Union), and has delivered a keynote address at the United Nations.  Mr. Conn has a Bachelor of Arts degree from Dartmouth College and a JD degree focused on international business law from the Fordham University School of Law.

Mr. Eatroff, an Independent Trustee, is an experienced private equity investor and a Founding Partner of Halyard Capital, a venture capital and private equity firm.  He has been the lead Director on eleven portfolio companies, a permanent member of Halyard’s Investment Committee and has overseen more than forty acquisitions for portfolio companies.  From 2000-2006, Mr. Eatroff was an Executive Managing Director of BMO Capital Markets and the Head of U.S. Media and Communications Investment and Corporate Banking where he was responsible for a multi-billion dollar balance sheet and an advisory business with twenty professionals focused on Media and Communications.  Previously, he served from 1998 to 2000 as a Managing Director at CIBC World Markets, from 1995-1998 as a Managing Director at UBS Securities, and from 1989-1995 as a Vice President at Goldman Sachs & Co.  Mr. Eatroff has a Bachelor of Arts degree from Lafayette College and a Masters in Business Administration from the Wharton School.

Mr. Tishman, an Independent Trustee, is a Managing Director and Global Head of the Mergers and Acquisitions Group at Houlihan Lokey, where he is also a member of the Management Committee, Co-Head of the M&A Commitment Committee and a member of the Firm’s Corporate Finance Board of Directors.  Previously, Mr. Tishman was a Managing Director at Rothschild Inc. where he served as Co-Head of U.S. M&A.  Prior to joining Rothschild, Mr. Tishman was a Managing Director and head of the Robertson Stephens New York office and was a member of the Management Committee of that firm.  Prior to joining Robertson Stephens in 1999, Mr. Tishman spent approximately 15 years at Bear, Stearns & Co. Inc., most recently as a Senior Managing Director.  Mr. Tishman has a Bachelor of Arts degree from Princeton University, a Masters in Business Administration degree from the NYU Graduate School of Business Administration, and has previously served on the Boards of Directors of public companies, including Cedar Fair L.P., Nautica Enterprises, Inc., Claire’s Stores, Inc. and Odimo, Inc.

Questions and Answers	5

Mr. Pitkowsky, an Interested Trustee, has more than 25 years of experience in securities research and portfolio management across a wide range of companies and industries.  He co-founded GoodHaven in late 2010 and currently serves as a Managing Partner and Co-Portfolio Manager along with Keith Trauner.  GoodHaven is a registered investment advisor that provides investment management services to separate accounts and the firm’s affiliated GoodHaven Fund.  Prior to forming GoodHaven, Mr. Pitkowsky was a consultant to Fairholme Capital Management (“FCM”) for approximately two years and from 1999 through 2008, he held a variety of roles at Fairholme and its affiliates, including Analyst and Portfolio Manager.  In addition, for most of the period from 2002 through 2007, he was a named Portfolio Manager of FCM’s affiliated Fairholme Fund.  In addition, Mr. Pitkowsky was also Vice-President of Fairholme Funds, Inc., the parent company of the Fairholme Fund, from March 2008 through January 2009.  Mr. Pitkowsky has a Bachelors of Science degree from Rutgers University.

Mr. Trauner, an Interested Trustee, has more than 35 years of experience in securities research and portfolio management across a wide range of companies and industries and has been in management positions at investment advisory firms for more than 25 years.  He co-founded GoodHaven in late 2010 and currently serves as a Managing Partner and Co-Portfolio Manager along with Larry Pitkowsky.  GoodHaven is a registered investment advisor that provides investment management services to separate accounts and the firm’s affiliated GoodHaven Fund.  Mr. Trauner was a consultant to Fairholme Capital Management for approximately two years and from 1999 through late 2008, he held a variety of roles at Fairholme, including Senior Analyst and Portfolio Manager, Chief Financial Officer and Chief Compliance Officer.  In addition, for most of the period from 2002 through 2008, he was a Director, the Secretary/Treasurer, and a named Portfolio Manager of FCM’s affiliated Fairholme Fund.  Mr. Trauner has a Bachelor of Arts degree from Middlebury College.

What role does the Board play generally?

The Trustees serve as representatives of the shareholders of the the GoodHaven Fund and are generally responsible for governance and oversight of any Fund operating as part of the New Trust.  Currently, the GoodHaven Fund is the only fund operating as part of the New Trust.  Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders.  The Trustees meet throughout the year to review the Fund’s performance, oversee the Fund’s operations, consider policy changes, and review contractual arrangements with companies that provide services to the Fund and oversee the Fund’s general operations.

Are Board members paid?

Each Independent Trustee receives a fee paid by the Advisor for his service on the Board.  The New Trust does not compensate Trustees for their service.  You can find more details about the fees that have been paid to the Independent Trustees in the Proxy Statement.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing the Proxy Statement and its enclosures and all solicitations will be paid entirely by the Advisor and not by the New Trust.

Who is AST Fund Solutions?

AST Fund Solutions is a third party proxy vendor that has been retained to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached – which currently is 33⅓% of the shares entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not attained, the meeting must adjourn to a future date.  GoodHaven and its officers and representatives may attempt to reach shareholders through one or more mailings or other means of communication to remind them to cast their votes.  As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Questions and Answers	6

VOTING YOUR SHARES IMMEDIATELY WILL HELP MINIMIZE ADDITIONAL SOLICITATION EXPENSES AND PREVENT THE NEED TO CALL YOU TO SOLICIT YOUR VOTE.

How many votes am I entitled to cast?

On the proposal you are entitled to one vote for each whole share of the Fund you hold as of the close of business on the record date, and a proportionate fractional vote for each fractional share you hold on that date.  The record date is March 31, 2016.

How do I vote my shares?

You can vote your shares in any one of the following ways:

▪	vote through the internet by visiting the website indicated on your proxy card and follow the on-line instructions; or
▪	vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and follow the recorded instructions;
▪	complete and sign the enclosed proxy card(s) and mail it in the enclosed postage-paid envelope;
▪	vote in person by attending the shareholder meeting on May 10, 2016.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions toll-free at (866) 864-4940.

If I vote by mail, how do I sign the proxy card?

Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Mary B. Smith, Trustee.”

The GoodHaven Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, WI 53201-0701

Questions and Answers	7

GoodHaven Fund
A Series of The GoodHaven Funds Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, WI 53201-0701
1-855-OK-GOODX or 1-855-654-6639

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Scheduled for May 10, 2016

A Special Meeting of Shareholders (the “Meeting”) of The GoodHaven Funds Trust (the “New Trust”) will be held at the offices of U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741 on May 10, 2016, at 10:00 a.m. Pacific Time.

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Proposal Description:

To elect five Trustees to serve on the Board of Trustees of the New Trust.

The Board of Trustees has fixed the close of business on Thursday, March 31, 2016 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees,

/s/ Larry Pitkowsky
Larry Pitkowsky, President The GoodHaven Funds Trust

April 6, 2016

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Collins, Treasurer
	2)	ABC Corp. c/o John Collins, Treasurer	John Collins, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Mary B. Smith, Trustee
	2)	ABC Trust	Mary B. Smith, Trustee
		Mary B. Smith, Trustee u/t/d 12/28/78	Mary B. Smith, Trustee

C.	1)	Martin B. Craft, Cust. f/b/o Martin B. Craft, Jr. UGMA	Martin B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
 OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

GoodHaven Fund

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701, Milwaukee, WI 53201-0701
1-855-OK-GOODX or 1-855-654-6639

TO BE HELD ON MAY 10, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of The GoodHaven Funds Trust (the “New Trust”) to be used at the special meeting of shareholders of the New Trust and at any adjournments thereof (the “Meeting”), to be held on May 10, 2016 at 10:00 a.m. Pacific time at the offices of U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741.

The Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:

Proposal Description:

To elect five Trustees to serve on the Board of Trustees of the New Trust.

The solicitation is being made primarily by the mailing of a notice to shareholders on or about April 12, 2016, informing shareholders that an electronic version of the Notice of Special Meeting of Shareholders, this proxy statement and the enclosed proxy card are available at the website:

www.proxyonline.com/docs/goodhavenfund2016.pdf

Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or personal interview by representatives of the New Trust.  In addition, AST Fund Solutions may be paid on a per-call basis to solicit shareholders by telephone on behalf of the New Trust.  The New Trust also may arrange to have votes recorded by telephone.

If the New Trust records votes by telephone or through the internet, it will use procedures reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the Fund’s investment advisor, GoodHaven Capital Management, LLC (“GoodHaven” or the “Advisor”), and not by the New Trust.  It is anticipated that engaging AST Fund Solutions to act as a solicitor will cost $11,450.  The principal business address of the New Trust and GoodHaven is 4940 SW 83rd Street, Miami, Florida 33143.

If you execute and return the enclosed proxy, or vote by internet or telephone, you may nevertheless revoke your vote at any time before it is used, by written notification to the New Trust, executing a later-dated proxy, by delivering a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the New Trust’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the election of the Trustees.  All shares that are voted and all votes to WITHHOLD will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).  In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion.  Abstentions and broker non-votes will have no effect on a proposal requiring a plurality of votes cast for approval or on a proposal which requires a majority of the votes validly cast.

Proxy Statement	1

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is 33⅓% of the shares entitled to vote in person or by proxy at the shareholder meeting.  There are five Trustees up for election for five seats on the Board of Trustees.  If a quorum is present, and each nominee Trustee receives votes in favor of his election, then the nominee Trustee will be elected.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote to WITHHOLD authority to elect trustees.

Appendix A to this Proxy Statement shows the number of shares of the GoodHaven Fund (the “Fund”) that are issued and outstanding as of March 31, 2016.  Substantial (5% or more) record and/or beneficial ownership of shares of the Fund on March 31, 2016, to the knowledge of the New Trust, is detailed in Appendix A.  Other than as disclosed in Appendix A, to the knowledge of the New Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.

Shareholders of record of the New Trust at the close of business on March 31, 2016 will be entitled to vote at the Meeting.  Each whole share you hold as of the close of business on the record date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

For a free copy of the New Trust’s latest annual and/or semiannual reports, contact GoodHaven at 1-855-654-6639, visit the Fund’s website at www.goodhavenfunds.com or write to GoodHaven Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Statement	2

PROPOSAL:	TO ELECT FIVE TRUSTEES TO SERVE ON THE BOARD OF THE NEW TRUST

Pursuant to long-standing industry practice, all current Trustees were elected by the Fund’s initial shareholder on February 19, 2016.  At that time, the New Trust had no public shareholders.

Since that initial election, the Board of Trustees of the New Trust has consisted of Richard A. Conn Jr., Bruce A. Eatroff, Steven H. Tishman, Larry Pitkowsky, and Keith Trauner.  As indicated under “Trustees and Officers” below, the Trustees all have considerable business and investment experience.  If the proposal is approved by shareholders, all of the current Trustees would continue as elected Trustees of the New Trust.

At a Board meeting held on March 23, 2016, the Board of Trustees recommended that shareholders elect Richard A. Conn Jr., Bruce A. Eatroff, Steven H. Tishman, Larry Pitkowsky and Keith Trauner to serve as the members of the Board of Trustees of the New Trust, each until his successor is duly elected and qualified.

As indicated under “Trustees and Officers” below, the Board has three “Independent Trustees.”  Currently, Richard A. Conn Jr., Bruce A. Eatroff, and Steven H. Tishman are Independent Trustees, generally meaning that they are not affiliated with GoodHaven, its principals, or other service providers to the New Trust in a manner that would render them “interested persons” of the New Trust within the meaning of the Investment Company Act of 1940 (“Investment Company Act”).  The Board believes that having three Independent Trustees and two Interested Trustees has been effective in providing oversight of the Fund and proposes to continue this structure.

BACKGROUND OF THE PROPOSAL

Shareholders of the GoodHaven Fund recently voted to approve a tax-free plan of reorganization pursuant to a proxy statement (the “Reorg Proxy”) and Plan of Reorganization (the “Reorg Plan”) prepared and distributed by the Professionally Managed Portfolios (“PMP” or the “Old Trust”), which resulted in the GoodHaven Fund being reorganized into the New Trust from the Old Trust effective as of the close of business on March 30, 2016.

Customarily, when a fund exits a multi-series trust and comes under the umbrella of a newly-formed trust, the board of trustees of the newly-formed trust, which has no public shareholders, is elected by the initial shareholder of that trust.  Following approval of a plan of reorganization by a fund’s shareholders pursuant to a proxy vote, that fund is reorganized out of the multi-series trust and into the newly-formed trust under a new board of trustees.

After the formation of the New Trust pursuant to this standard industry approach, the Old Trust approved the Reorg Plan and prepared a preliminary proxy statement that was submitted in the ordinary course of business to the staff of the Securities and Exchange Commission (the “Staff”) for review and comment prior to being mailed to shareholders.  Following the expiration of the comment period, the effective date of the Reorg Proxy, the mailing of proxies to shareholders, and after voting was underway, the Staff contacted the New Trust and expressed its determination and view that the New Trust was a successor to the Old Trust, that the effect of the Reorg Plan was a change in the Board of Trustees without a vote of the shareholders of the Old Trust, and that public shareholders should be given the opportunity to vote to elect Trustees in a timely manner, even if there were no public shareholders of the New Trust when it was legally formed.  Had the Staff commented to this effect during the comment period of the Reorg Proxy, such a vote would likely have been included as part of the Plan of Reorganization.  Satisfying the Staff’s concerns now requires conducting a second vote of shareholders to elect the Trustees.

Both management of the New Trust and Fund Counsel do not concur with the Staff’s determination given the nature of the reorganization and its approval by shareholders, the consent of the Old Trust Board of Trustees, the unchallenged experience and qualifications of our Trustees, the inclusion of Trustee biographies in the Reorg Proxy already approved by shareholders, and common practices involved in the formation and reorganization of mutual fund trusts in the mutual fund industry partly described above.  However, they believe that it is in the interests of all parties to submit the election of Trustees to shareholders to satisfy the Staff’s concerns and to avoid the time, effort, and cost to dispute the matter.

Proxy Statement	3

The Staff appears to have based their position on the disclosures in the Reorg Proxy that was prepared and distributed by the Old Trust pursuant to the tax-free Reorg Plan that was approved by shareholders on March 28, 2016.  This Reorg Proxy prepared by PMP included the following language:

….From the Fund’s inception in April of 2011 and through the semi-annual period ended May 31, 2014, the Fund compared relatively well against most broad equity indexes, having generated an annualized absolute return of 13.43% during the period.  Since June 2014, the Fund has experienced a notable period of underperformance compared to broad equity indexes.  Over the last nine months, the PMP Board and the Advisor have had discussions regarding the reasons for that underperformance.  During these discussions, the Advisor expressed to the PMP Board its belief that periods of underperformance are inevitable from time to time and given its investment philosophy and strategy, which is concentrated and sometimes volatile, that such periods are not, by themselves, indicative of a fundamental flaw in the Advisor’s investment process.  The PMP Board reiterated its concerns over the last six months and began to suggest that the Advisor undertake certain temporary actions, including with respect to fees and expenses, until such time as performance improved.  Although the Advisor did not agree on the basis for the suggestions, it did not reject them out of hand and offered to consider them.  However, after further discussions involving a variety of issues, including, but not limited to, the timing, amount, and duration of potential fee adjustments, the Advisor and the PMP Board came to the determination that they do not share a common view regarding the future operation and management of the Fund.  Pursuant to these discussions, the Advisor indicated that it believed it was in the best interests of the Fund to establish a separate trust given these differences….

To give additional context to the language in the Reorg Proxy prepared by the Old Trust, it should be noted that the Advisor was informed following the August 2015 meeting of the Board of the Old Trust that the board had renewed the investment advisory agreement for another year without conditions.

Also worth noting is that the Advisor had initially selected the Old Trust to register the Fund due to the convenience and cost advantages in starting a new fund when compared to a stand-alone trust.  However, the Advisor also recognized that there were potential limitations in a multi-series trust, where a single board of trustees oversees a wide variety of individual funds that are advised by multiple investment advisers pursuing different approaches and employing highly varied strategies.  Accordingly, even before the Fund began operations, the Advisor had expressed to the service providers of the Old Trust that it was likely that at a future date the Fund would be reorganized into a stand-alone trust rather than a multi-series trust.  At that time, those service providers had indicated that they would be generally supportive of such an action if and when such an action was proposed.  Without assurances that the service providers would have been interested in providing similar services for a stand-alone trust, the Advisor would not have selected the Old Trust for the Fund.  It is also worth noting that the Advisor requested and evaluated proposals from other service providers for services to the New Trust, but determined that the existing service providers offered a highly competitive proposal for the New Trust’s business as well as the benefit of continuity of services to existing shareholders.

Vote Required

In the election of a trustee, the nominee for a position receiving the highest number of votes cast at the Meeting will be elected, provided a quorum is present (a quorum is 33⅓% of the outstanding voting shares).  Messrs. Conn, Eatroff, Tishman, Pitkowsky and Trauner have each indicated that he is able and willing to continue to serve as Trustee if elected.  If for any reason either one becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

The Board recommends that the shareholders elect each of Richard A. Conn, Jr., Bruce A. Eatroff, Steven H. Tishman, Larry Pitkowsky and Keith Trauner as a trustee.

TRUSTEES AND OFFICERS

Information regarding the current Trustees, the nominees for election as Trustees, and the executive officers of the New Trust is set forth below.  Each Trustee holds office until the New Trust is terminated unless he resigns or is removed.  Any Trustee may resign at any time, and may be removed with or without cause by the vote of the holders of two-thirds of the outstanding shares of the New Trust or two-thirds of the other Trustees.  Each officer serves until he or she resigns or is removed by the Board of Trustees.

Proxy Statement	4

The Current Board of Trustees

Currently, there are three Independent Trustees or “disinterested” Trustees within the meaning of the Investment Company Act, each of whom is also a nominee for election by shareholders as a Trustee.

Independent Trustees

Name and Address	Age	Position Term and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Trusteeship/ Directorship Held by Trustee During the Past Five Years
Richard A. Conn, Jr. c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143	58	Indefinite term; Trustee since January 2016.	Managing Partner, Innovate Partners LLC (private investment company) (2009 to present)	1	None
Bruce A. Eatroff c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143	52	Indefinite term; Trustee since January 2016.	Founding Partner, Halyard Capital (private equity firm) (2006 to present)	1	None
Steven H. Tishman c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143	59	Indefinite term; Trustee since January 2016.	Managing Director and Global Head of Mergers and Acquisitions Group, Houlihan Lokey (global investment bank)	1	Cedar Fair Management, Inc. (2003 to 2012)

Proxy Statement	5

Currently, there are two Interested Trustees within the meaning of the Investment Company Act.

Interested Trustees

Name and Address	Age	Position Term, and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Trusteeship/ Directorship Held by Trustee During the Past Five Years
Larry Pitkowsky c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143	51	Indefinite term; Trustee, President and Treasurer since January 2016.	Co-Managing Partner, GoodHaven Capital Management, LLC (Advisor); Co-Portfolio Manager of the GoodHaven Fund under the PMP Trust (April 2011 to March 2016) Co-Portfolio Manager of the GoodHaven Fund under the GoodHaven Funds Trust (March 2016-present)	1	None
Keith Trauner c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143	58	Indefinite term; Trustee and Chairman since January 2016.	Co-Managing Partner, GoodHaven Capital Management, LLC (Advisor); Co-Portfolio Manager of the GoodHaven Fund under the PMP Trust (April 2011 to March 2016) Co-Portfolio Manager of the GoodHaven Fund under the GoodHaven Funds Trust (March 2016-present)	1	None

Officers.  The table below sets forth certain information about each of the New Trust’s executive officers not already discussed above.

Name and Address	Age	Position Term, and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios Overseen by Trustee	Other Trusteeship/ Directorship Held by Trustee During the Past Five Years
Sarah Gillespie	36	Indefinite term; Chief Compliance Officer; Secretary since January 2016.	Chief Compliance Officer and Director of Operations, GoodHaven Capital Management LLC (Advisor)	N.A.	None

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the New Trust.  Like all mutual funds, the day-to-day management and operation of the New Trust is the responsibility of the various service providers to the New Trust, such as GoodHaven, the distributor, the administrator, the custodian, and the transfer agent, each of whom are discussed in greater detail in this Statement of Additional Information.  In addition, GoodHaven provides regular reports on the investment strategy and performance of the Fund.  The Board has appointed a Chief Compliance Officer who administers the New Trust’s compliance program and regularly reports to the Board as to compliance matters.  While the Chief Compliance Officer is also the Chief Compliance Officer of the Advisor, a portion of the CCO’s salary is allocated to the Fund under the control of the Independent Trustees and the CCO has been made aware and has indicated to the Interested Trustees that the CCO is aware of its fiduciary duty to the Fund and has expressed willingness and the ability to contact the Independent Trustees directly on matters of concern.  Compliance reports are provided as part of formal Board meetings, which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the New Trust and its oversight role does not make the Board a guarantor of the New Trust’s investments, operations or activities.

Proxy Statement	6

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established three standing committees, a Nominating Committee, a Valuation Committee and an Audit Committee.  A majority of the Board is comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with GoodHaven, the principal underwriter, or their affiliates.  Although the majority of the Board of Trustees consists of Independent Trustees, the Chairman of the Board is an Interested Trustee.  The Board has determined not to combine the Chairman position and the principal executive officer position of the New Trust.  The Board reviews its structure and the structure of its committees annually.  The Board has determined that the structure of the Interested Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

The Chairman of the Board is a principal of GoodHaven Capital Management LLC and is also one of the largest individual shareholders of the Fund with a strong vested interest in the success of the Fund.  He is intimately familiar with the investment advisory business and the mutual fund industry, having worked as an investment industry analyst, money manager, and executive with more than thirty-five years of experience.  In addition, he served for several years as a Board Member, Senior Investment Analyst, Secretary/Treasurer, and Chief Compliance Officer of a prior investment company he helped to form where assets grew to more than $10 billion during his tenure.  During his unblemished career in the investment business, he has also founded other investment advisory businesses and held senior executive positions at other investment advisors for more than twenty-five years.  For these reasons, the Board believes it is appropriate that the Chairman is an Interested Trustee and that the governance of the Fund is appropriate.

The Board does not currently have a “lead independent trustee” although the Board may create such a position in the future.  One of the independent Trustees serves as the Chairman of the Audit Committee and also serves on the Nominating and Valuation Committees as well has served on multiple public company boards of directors, is a qualified financial expert, and has more than thirty-years of experience in related fields.  In addition, the two other independent Trustees also have significant relevant business experience and offer strong governance, legal, and other experiences to the oversight functions of the Fund.

Board Oversight of Risk Management

As part of its oversight function, the Board is responsible for reviewing GoodHaven’s risk management policies and procedures.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the New Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the New Trust’s financial reporting function.  The Board meets with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board will also review, as appropriate, reports regarding risk management activities of service providers. In addition to these reports, from time to time the Board receives reports from the administrator and GoodHaven as to enterprise risk management.

Proxy Statement	7

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate (“Trustee Attributes”) to their continued service as Trustees of the New Trust in light of the New Trust’s business and structure.  The Trustees have substantial investment and business experience and in some cases have served previously on public company Boards of Directors.  They have substantial board experience and, in their service to the New Trust, have gained substantial insight as to the operation of the New Trust.

The Two Interested Trustees are the co-managing principals of the Advisor, who created and sponsored the GoodHaven Fund.  Both have extensive experience in the investment management business, including the selection and management of portfolio investments, executive management and oversight, and compliance.  Both (including family accounts) are among the largest individual shareholders of the GoodHaven Fund and have a strong vested interest in the Fund’s success.  One of the Interested Trustees served as an executive officer and named portfolio manager of a prior mutual fund with which he was affiliated.  The other Interested Trustee served as an executive officer, a named portfolio manager, and a chief compliance officer of a fund, as well as a board member of that fund’s  parent trust.  That trustee has also founded or helped to found other registered investment advisors.  During the period in which both Interested Trustees were affiliated with the prior fund discussed herein, the assets of that fund grew from from zero to more than $10 billion.

The Advisor has, for several years, maintained a roster of prospective trustees, unaffiliated with the Advisor, who could potentially be asked or nominated to serve as Independent Trustees of a stand-alone trust.  The Three Independent Trustees who are currently serving as Trustees were initially selected by the principals of the Advisor and invited to serve as trustees due to their accomplishments in their fields, their backgrounds and experience, and their familiarity with the investment philosophy and strategy of the Advisor.  None has any business relationship or other affiliation with the Advisor or the GoodHaven Fund, except, in one case, as a passive shareholder in the Fund.  The Board believes that each of the Trustees has the qualifications, experience, attributes, and skills (“Trustee Attributes”) appropriate  to their continued service as Trustees of the New Trust in light of the New Trust’s business and structure.  In addition to the general Trustee Attributes, the Independent Trustees collectively have substantial investment, financial, legal, and business experience and in some cases have served previously on public company boards of directors as well as private company boards of directors.  Their substantial board experience and service to the New Trust to-date reinforce the Advisor’s belief that the Independent Trustees will provide appropriate governance of the Fund and will continue to represent shareholders with a strong independent voice.

In addition to the information provided in the chart, below is certain additional information concerning each particular Trustee and his Trustee Attributes.  The information is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Richard A. Conn Jr.  Mr. Conn is the Managing Partner of Innovate Partners LLC, a private equity and venture capital firm focused on investing in early-stage consumer and technology businesses, and of Eurasia Advisors LLC, an international advisory firm focusing on Russia and the Ukraine and has been in these positions since 2009.  He practiced international corporate law and litigation as an equity partner with Latham & Watkins, founding that firm’s Moscow office in 1992, and served as President of the Moscow based Foreign Bar Association from 1992-1995 and from 2003-2007.  He advised the Yeltsin government on legal restructuring and is a co-author of Collier Labor Law and the Bankruptcy Code.  He lectures at Columbia University, consults with the U.S. government regarding Commonwealth of Independent States matters (also known as the former Soviet Union), and has delivered a keynote address at the United Nations.  Mr. Conn has a Bachelor of Arts degree from Dartmouth College and a JD degree focused on international business law from the Fordham University School of Law.

Bruce A. Eatroff.  Mr. Eatroff is an experienced private equity investor and a Founding Partner of Halyard Capital, a venture capital and private equity firm.  He has been the lead Director on eleven portfolio companies, a permanent member of Halyard’s Investment Committee and has overseen more than forty acquisitions for portfolio companies.  From 2000-2006, Mr. Eatroff was an Executive Managing Director of BMO Capital Markets and the Head of U.S. Media and Communications Investment and Corporate Banking where he was responsible for a multi-billion dollar balance sheet and an advisory business with twenty professionals focused on Media and Communications.  Previously, he served from 1998 to 2000 as a Managing Director at CIBC World Markets, from 1995-1998 as a Managing Director at UBS Securities, and from 1989-1995 as a Vice President at Goldman Sachs & Co.  Mr. Eatroff has a Bachelor of Arts degree from Lafayette College and a Masters in Business Administration from the Wharton School.

Proxy Statement	8

Steven H. Tishman.  Mr. Tishman is a Managing Director and Global Head of the Mergers and Acquisitions Group at Houlihan Lokey, where he is also a member of the Management Committee, Co-Head of the M&A Commitment Committee and a member of the Firm’s Corporate Finance Board of Directors.  Previously, Mr. Tishman was a Managing Director at Rothschild Inc. where he served as Co-Head of U.S. M&A.  Prior to joining Rothschild, Mr. Tishman was a Managing Director and head of the Robertson Stephens New York office and was a member of the Management Committee of that firm. Prior to joining Robertson Stephens in 1999, Mr. Tishman spent approximately 15 years at Bear, Stearns & Co. Inc., most recently as a Senior Managing Director.  Mr. Tishman has a Bachelor of Arts degree from Princeton University, a Masters in Business Administration degree from the NYU Graduate School of Business Administration, and has previously served on the Boards of Directors of public companies, including Cedar Fair L.P., Nautica Enterprises, Inc., Claire’s Stores, Inc. and Odimo, Inc.

Larry Pitkowsky.  Mr. Pitkowsky has more than 25 years of experience in securities research and portfolio management across a wide range of companies and industries.  He co-founded GoodHaven Capital Management in late 2010 and currently serves as a Managing Partner and Co-Portfolio Manager along with Keith Trauner.  GoodHaven is a registered investment advisor that provides investment management services to separate accounts and the firm’s affiliated GoodHaven Fund.  Prior to forming GoodHaven, Mr. Pitkowsky was a consultant to Fairholme Capital Management for approximately two years and from 1999 through 2008, he held a variety of roles at Fairholme and its affiliates, including Analyst and Portfolio Manager.  In addition, for most of the period from 2002 through 2007, he was a named Portfolio Manager of FCM’s affiliated Fairholme Fund.  In addition, Mr. Pitkowsky was also Vice-President of Fairholme Funds, Inc., the parent company of the Fairholme Fund, from March 2008 through January 2009.  Mr. Pitkowsky has a Bachelor of Science degree from Rutgers University.

Keith Trauner.  Mr. Trauner has more than 35 years of experience in securities research and portfolio management across a wide range of companies and industries and has been in management positions at investment advisory firms for more than 25 years.  He co-founded GoodHaven Capital Management in late 2010 and currently serves as a Managing Partner and Co-Portfolio Manager along with Larry Pitkowsky.  GoodHaven is a registered investment advisor that provides investment management services to separate accounts and the firm’s affiliated GoodHaven Fund.  Mr. Trauner was a consultant to Fairholme Capital Management for approximately two years and from 1999 through late 2008, he held a variety of roles at Fairholme, including Senior Analyst and Portfolio Manager, Chief Financial Officer and Chief Compliance Officer.  In addition, for most of the period from 2002 through 2008, he was a Director, the Secretary/Treasurer, and a named Portfolio Manager of FCM’s affiliated Fairholme Fund.  Mr. Trauner has a Bachelor of Arts degree from Middlebury College.

Board Meetings and Committees

The Board has met three times since the New Trust’s inception on December 18, 2015.  The Trustees currently expect to continue to meet at least four times a year at regularly scheduled meetings.  The New Trust has three standing committees:  the Nominating Committee, the Valuation Committee and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”) and performs the role of certain legal and compliance activities.  The New Trust does not hold annual meetings, and consequently, the Board has no policy concerning attendance at annual meetings by Trustees.

Audit Committee

The Audit Committee is comprised entirely of all of the Independent Trustees.  Mr. Tishman, an Independent Trustee, serves as the Audit Committee Chairman.  The Audit Committee generally meets on a regular basis, at least two times annually, and may meet more frequently.  The function of the Audit Committee, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.  In addition, the Audit Committee will also serve as the Qualified Legal Compliance Committee.  The Audit Committee has met once since the New Trust’s inception on December 18, 2015.

Proxy Statement	9

Nominating Committee

The Nominating Committee, which consists of the three Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will meet and determine the qualifications they believe important when considering potential nominees to serve as members of the Board of Trustees. The Nominating Committee has a charter.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the New Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the New Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the New Trust at the principal executive offices of the New Trust no later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.  The Nominating Committee identifies individuals qualified to become Board members and members of Board committees, consistent with criteria approved by the Board, and recommends particular trustee nominees to the Board.  The Nominating Committee seeks candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills, technological expertise and exemplary personal integrity and reputation.  The Nominating Committee has not met since the New Trust’s inception on December 18, 2015.

Valuation Committee

Additionally, the Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of the New Trust’s Independent Trustees.  The function of the Valuation Committee is to value securities held for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.  The Valuation Committee has not met since the New Trust’s inception on December 18, 2015.

Trustee Ownership of Fund Shares and Other Interests

The Fund commenced operations as a series of the New Trust on March 31, 2016.  The following table shows the amount of shares in the Fund owned by the Trustees as of March 31, 2016.

Name	Dollar Range of GoodHaven Fund Shares	Aggregate Dollar Range of Fund Shares in the New Trust
Richard Conn, Jr.	None	None
Bruce Eatroff	Over $100,000	Over $100,000
Steven Tishman	None	None
Larry Pitkowsky	Over $100,000	Over $100,000
Keith Trauner	Over $100,000	Over $100,000

Furthermore, neither the Independent Trustees, nor members of their immediate family, owned securities beneficially or of record in GoodHaven, the Fund’s principal underwriter, or any of their affiliates.  Accordingly, as of that date, neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest, the value of which exceeds $120,000, in GoodHaven, the Fund’s principal underwriter or any of its affiliates.

Trustee Compensation

GoodHaven will pay each of the Independent Trustees of the Board at an annual rate of $10,000 for serving as a Trustee to the New Trust.  GoodHaven will pay the Chairman of the Audit Committee an additional annual $1,500.  All Trustees will be reimbursed by GoodHaven for expenses in connection with each Board meeting attended.  The Trust has no pension or retirement plan.  The Fund does not pay any compensation to the Trustees.

Proxy Statement	10

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the addresses specified in “The Current Board of Trustees” above.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The New Trust has engaged Tait, Weller & Baker, LLP as its principal accountant to perform audit services, audit-related services, tax services and other services.  The Fund commenced operations on March 31, 2016 accordingly, the only audit provided by the auditors was the seed audit performed on February 19, 2016.

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve audit and non-audit services of the New Trust, including services provided to any entity affiliated with the New Trust.  To the extent that non-audit services are performed that were not pre-approved, the Committee has procedures to ensure that such services are compatible with maintaining the auditor’s independence.  All of Tait, Weller & Baker LLP’s services in auditing the New Trust’s financial statements were performed by full-time permanent employees of Tait, Weller & Baker LLP.

No non-audit fees were billed or are expected to be billed by Tait, Weller & Baker LLP, since the Fund commenced operations.

Representatives of Tait, Weller & Baker LLP will not be present at the Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

The New Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of The GoodHaven Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the New Trust, in care of U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

PRINCIPAL UNDERWRITER AND ADMINISTRATOR

The New Trust’s principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), and the administrator to the Fund is U.S. Bancorp Fund Services, LLC, (“USBFS”) 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Proxy Statement	11

HOUSEHOLDING

In an effort to decrease costs, the New Trust has only sent one Notice of Internet Availability of the Proxy Materials to multiple security holders sharing an address unless you have instructed us otherwise.  Please call the Transfer Agent toll free at 1-855-OK-GOODX or 1-855-654-6639 to request individual copies of these documents. If shareholders sharing the same address are receiving multiple copies of documents and would like to request delivery of a single annual report or proxy statement going forward, please send us your request to GoodHaven Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

Proxy Statement	12

APPENDIX A

Voting Securities and Principal Shareholders

Shareholders of the Fund at the close of business on March 31, 2016, will be entitled to be present and vote at the Meeting.  As of that date, the New Trust as a whole had 12,711,633.830 shares outstanding.

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund.  A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of March 31, 2016, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	52.13%	Record
National Financial Services, LLC 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	28.33%	Record

Management Ownership

As of March 31, 2016, the Trustees and officers of the New Trust, as a group, including related accounts, beneficially owned approximately 1.93% of the outstanding shares of the Fund.

Legal Proceedings

There are no material proceedings to which any Trustee, Officer or affiliate of the Fund, any owner of record or beneficially of more than five percent of voting securities of the Fund, or any associate of any such Trustee, Officer, affiliate of the registrant, or security holder is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

REGISTRATION HERE

PROXY VOTING OPTIONS

1. **ONLINE** at **proxyonline.com** using your proxy control number found below
2. By **PHONE** when you dial 1-888-227-9349 toll-free to reach an automated touchtone voting line
3. By **PHONE** with a live operator when you call 1-866-864-4940 toll-free Monday through Friday 9 a.m. to 10 p.m. Eastern time
4. **MAIL** your signed and voted proxy back in the postage paid envelope provided

CONTROL NUMBER 1234567890

GoodHaven Fund

(a series of The GoodHaven Funds Trust)

The undersigned, revoking prior proxies, hereby appoints Larry Pitkowsky and Keith Trauner, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the GoodHaven Fund (the "Fund") to be held at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 on May 10, 2016, at 9:00 a.m., Pacific Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-864-4940**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 10, 2016. The proxy statement for this meeting is available at:
proxyonline.com/docs/goodhavenfund2016.pdf

GoodHaven Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" each nominee if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	VOTE "FOR" All NOMINEES	WITHHOLD VOTE FOR ALL NOMINEES
1. To elect the following nominees to the Board of Trust:	○	○

	FOR	WITHHOLD
1.1 Richard A. Conn, Jr.	○	○
1.2 Bruce A. Eatroff	○	○
1.3 Steven H. Tishman	○	○
1.4 Larry Pitkowsky	○	○
1.5 Keith Trauner	○	○

THANK YOU FOR VOTING